CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Management and Organization” and “Financial Highlights” in each of the Prospectus and “Counsel and Independent Registered Public Accounting Firm” in the Statements of Additional Information, each dated December 30, 2025, and each included in this Post-Effective Amendment No. 245 on the Registration Statement (Form N-1A, File No. 333-173276) of SSGA Active Trust (the “Registration Statement”).

We also consent to the incorporation by reference of our reports, dated October 21, 2025, with respect to State Street® My2026 Corporate Bond ETF (formerly, SPDR SSGA My2026 Corporate Bond ETF), State Street® My2027 Corporate Bond ETF (formerly, SPDR SSGA My2027 Corporate Bond ETF), State Street® My2028 Corporate Bond ETF (formerly, SPDR SSGA My2028 Corporate Bond ETF), State Street® My2029 Corporate Bond ETF (formerly, SPDR SSGA My2029 Corporate Bond ETF), State Street® My2030 Corporate Bond ETF (formerly, SPDR SSGA My2030 Corporate Bond ETF), State Street® My2031 Corporate Bond ETF (formerly, SPDR SSGA My2031 Corporate Bond ETF), State Street® My2032 Corporate Bond ETF (formerly, SPDR SSGA My2032 Corporate Bond ETF), State Street® My2033 Corporate Bond ETF (formerly, SPDR SSGA My2033 Corporate Bond ETF), State Street® My2034 Corporate Bond ETF (formerly, SPDR SSGA My2034 Corporate Bond ETF), State Street® My2026 Municipal Bond ETF (formerly, SPDR SSGA My2026 Municipal Bond ETF), State Street® My2027 Municipal Bond ETF (formerly, SPDR SSGA My2027 Municipal Bond ETF), State Street® My2028 Municipal Bond ETF (formerly, SPDR SSGA My2028 Municipal Bond ETF), State Street® My2029 Municipal Bond ETF (formerly, SPDR SSGA My2029 Municipal Bond ETF), and State Street® My2030 Municipal Bond ETF (formerly, SPDR SSGA My2030 Municipal Bond ETF) (fourteen of the funds constituting SSGA Active Trust) included in the Annual Reports to Shareholders (Form N-CSR) for the year ended August 31, 2025, into this Registration Statement filed with the Securities and Exchange Commission.

Boston, Massachusetts

December 18, 2025